Exhibit 10.2

EXECUTION VERSION

TECHNICAL AMENDMENT

TECHNICAL AMENDMENT, dated as of October 20, 2021 (this “Amendment”), by and among Diamond S Shipping Inc., a Marshall Islands corporation (“DSS Inc.” or the “Borrower”), and Nordea Bank ABP, New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, the Administrative Agent, and the other parties thereto are party to that certain Credit Agreement, dated as of December 23, 2019 (as amended by that certain Amendment Letter, dated May 14, 2019, as amended and restated by that certain Amendment and Restatement Agreement, dated May 27, 2021 and as further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and, the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”).

WHEREAS, the Borrower and the Administrative Agent have jointly identified an administrative error and omission in Section 7.12(a) of the Credit Agreement and, pursuant to Section 11.12(c), have entered into this Amendment to correct such administrative error and omission.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

SECTION 2. Technical Amendment. Effective as of the date of this Amendment, in accordance with Section 11.12(c) of the Credit Agreement, the first sentence of Section 7.12(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following sentence:

“At the time of the delivery of Compliance Certificates in connection with the financial statements required to be delivered pursuant to Section 7.01(a) and 7.01(b) for the second and fourth quarter of each fiscal year of Holdings, the Borrower shall deliver Appraisals for each Collateral Vessel dated within thirty (30) days prior to the end of the quarterly accounting period, in each case, in form and substance reasonably acceptable to the Administrative Agent and from two (2) Approved Appraisers.”

SECTION 3. Miscellaneous.

(a)                Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Credit Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Credit Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. From and after the date of this Amendment, (i) each reference in the Credit Agreement and the other Credit Documents to “the Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import and each reference to the Credit Agreement in any other Credit Document shall be deemed a reference to the Amended Credit Agreement, and (ii) the “Obligations” and “Secured Obligations” under, and each as defined in, the Credit Agreement shall continue as Obligations and Secured Obligations under the Amended Credit Agreement.

(b)                This Amendment may not be amended, modified or waived except in accordance with Section 11.12 of the Credit Agreement.

(c)                This Amendment shall constitute a “Credit Document” for all purposes of the Amended Credit Agreement and the other Credit Documents.

SECTION 4. Execution in Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar applicable state laws based on the Uniform Electronic Transactions Act.

SECTION 5. Successors. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

SECTION 6. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Section 11.09 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DIAMOND S SHIPPING INC., as Borrower

By:	/s/ James D. Small III
Name:	James D. Small III
Title:	Vice President & Secretary

NORDEA BANK ABP, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Martin Lunder
Name:	Martin Lunder
Title:	Managing Director

By:	/s/ Oddbjorn Warpe
Name:	Oddbjorn Warpe
Title:	Executive Director

[Signature Page to DSS 525 Technical Amendment]